EXHIBIT 99.1

                              THE COCA-COLA COMPANY
                        1989 RESTRICTED STOCK AWARD PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

         The Coca-Cola Company (the "Company") hereby awards to the employee named below (the "Recipient") the number of shares of Common Stock, $.25 par value, of the Company (the "Shares"), in accordance with and subject to the terms, conditions and restrictions of this Agreement together with the provisions of the 1989 Restricted Stock Award Plan (the "Plan") of the Company, which Plan is incorporated herein by reference:

         Name and Address of Recipient:

         Number of Shares Awarded:

         Relevant Dates:  The following dates are applicable for this Agreement:


         =======================================================================
         Grant Date
         -----------------------------------------------------------------------
         Acceptance Date
         -----------------------------------------------------------------------
         [Performance Period]
         (where applicable)
         ------- ---------------------------------------------------------------
         Delivery Date
         =======================================================================

         [Performance Criteria (where applicable): The following performance criteria must be met for an award of Shares to be released under this Agreement.

         The performance criteria shall be: [Performance Criteria per Section 5(d) of the Plan].

                       [Definition of Performance Criteria]

         The calculation of [Performance Criteria] shall be adjusted for significant structural changes, accounting changes, and other operating and non-operating charges and gains disclosed separately in the year-end earnings release or other Company public communications for the base year and each year of the Performance Period. The intent of this adjustment is to provide a consistent year-to-year comparison of performance on the specified measure.

         [Performance Criteria] shall be rounded to the nearest whole percentage point.]


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                     TERMS AND CONDITIONS OF THIS AGREEMENT

1. The Shares awarded hereby shall be issued in the name of the Recipient, and delivered to the Recipient (or the executor or administrator of the Recipient's estate) as soon as administratively feasible following the date on which the shares cease to be subject to risk of forfeiture pursuant to the terms of the Plan and this Agreement (the "Delivery Date"), subject to the following terms and conditions. If the Recipient is resident outside of the United States on the Grant Date, the Compensation Committee (or its designee), in its sole discretion, may select an alternate Grant Date which is not later than the Delivery Date. If the Compensation Committee (or its designee) selects such an alternate Grant Date, the Recipient will receive from Recipient's employer a cash payment, less all applicable taxes, equal to the dividend that would be paid on an equivalent number of shares of Company Stock, beginning at the time a dividend would have been paid had Shares been granted on the original Grant Date listed above.

     (a) Except as provided in the Plan for death, Disability, or Change in Control, the Shares shall be released on the Delivery Date only if both of the following conditions are met: i) the Recipient is continuously employed by the Company or an affiliate of the Company, as such term is defined in the Plan (an "Affiliate") from the Award Date until the Delivery Date and [(where applicable) ii) the Performance Criteria defined above is satisfied. The Controller of the Company and the Compensation Committee shall certify whether the Performance Criteria have been achieved.]

     (b) Notwithstanding Section 1(a), the Shares shall be forfeited and transferred back to and become property of the Company if, in the determination of the Compensation Committee of the Board of Directors:
          i) Recipient attempts to dispose of any of the Shares in violation of the provisions of this Agreement, or ii) Recipient engages in any of the "Prohibited Activities" described in Section 5 of this Agreement.

     (c) Until the Shares are delivered, such Shares shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of (the restrictions on disposition of the Shares set forth in this subparagraph 1(c) are hereinafter referred to as the "Restrictions").

     (d) Until delivered, the Shares shall have been legended to describe the Restrictions contained in this Agreement and any other restrictions required by law or by action of the Committee.

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     (e)  The Recipient shall, simultaneously with acceptance of this Agreement, deposit with the Company stock powers or other instruments of transfer, appropriately endorsed in blank, corresponding to each of the Shares.

     (f) Except for the Restrictions, from the Award Date, the Recipient shall, with respect to the Shares, have all the rights of a stockholder of the Company, including the right to vote the Shares and to receive all dividends and other distributions paid with respect to the Shares. In the event that the Shares, as a result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities, by reclassification, reorganization or otherwise, are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of Shares shall be adjusted to reflect such change in such manner as the Board or the Committee may deem appropriate. If any such adjustment shall result in a fractional share, such fraction shall be disregarded.

     (g) Definitions. For purposes of determining "Disability," the definition of "Disability" as contained in Section 5(a) of the Plan is replaced with the following definition:

                           "Disability" shall mean a condition for which a Participant becomes eligible for and receives a disability benefit under the long term disability insurance policy issued to the Company providing Basic Long Term Disability Insurance benefits pursuant to The Coca-Cola Company Health and Welfare Benefits Plan, or under any other long term disability plan which hereafter may be maintained by the Company.

     (h) The Company may require Recipient to sign a noncompetition and/or nondisclosure agreement as a condition of release of restrictions.

     (i) The Recipient shall indicate his or her acceptance of this Agreement by signing and returning this Agreement by the Acceptance Date indicated above.

2. Each notice relating to this award shall be in writing. All notices to the Company shall be addressed to the Secretary, The Coca-Cola Company, One Coca-Cola Plaza, Atlanta, Georgia 30313. All notices to the Recipient shall be addressed to the address of the Recipient specified on the face page of this Agreement. Either the Company or the Recipient may designate a different address by written notice to the other. Written notice to said addresses shall be effective to bind the Company, the Recipient and the Recipient's representatives and beneficiaries.

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3.   Taxes.

     (a) The Company or a Related Company will assess the requirements regarding federal, state and/or local taxes, social insurance, and payroll tax withholding obligations (the "Taxes") in connection with the Shares awarded under this Agreement, including the presentation of this Agreement, the grant of Shares on the Grant Date or an alternate Grant Date, the Recipient's acceptance of this Agreement, the determination of the Performance Criteria during the Performance Period, the release of the Shares, or the subsequent disposition or transfer of the Shares (the "Potential Tax Events"). The Recipient acknowledges that these requirements may change from time to time as laws or interpretations change.

     (b) The Recipient shall, on any applicable date corresponding to the Potential Tax Events, pay to the Company, or make arrangements satisfactory to the Company, regarding payment of all Taxes. The Company may require satisfaction of any withholding taxes by retention of Shares or the delivery of already owned shares of common stock of the Company in accordance with the procedures determined by the Director, Executive Compensation. The Company and its Related Companies shall have the right to deduct from any payment of any kind otherwise due to such Recipient any Taxes with respect to the Shares, if any such obligation has not been made by such Recipient.

     (c) Irrespective of the Company or a Related Company's action or inaction with respect to the Taxes, the Recipient hereby acknowledges and agrees that the ultimate liability for any and all Taxes is and remains the responsibility and liability of the Recipient or the Recipient's estate. For Recipients who are International Service Associates or other international employees, all Taxes remain the Recipient's responsibility, except as expressly provided in the Company's International Service Policy and/or Tax Equalization Policy. Recipient acknowledges that the Company and any Related Company (i) make no representations or undertaking regarding the treatment of any Taxes in connection with any Potential Tax Events; and (ii) do not commit to structure the terms of the award or any aspect of the transfer of the Shares to reduce or eliminate the Recipient's liability for Taxes.

4. The Recipient hereby agrees that (a) any change, interpretation, determination or modification of this Agreement by the Compensation Committee shall be final and conclusive for all purposes and on all persons including the Company and the Recipient; provided, however, that with respect to any amendment or modification of the Plan which affects the award of Shares made hereby, the Compensation Committee shall have determined that such amendment or modification is in the best interests of the Recipient of such award; and (b) this Agreement and the award of

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     Shares shall not affect in any way the right of the Recipient's employer to terminate or change the employment of the Recipient.

5. In the event Recipient engages in a "Prohibited Activity" (as defined below), at any time during the term of this Agreement, or within one year after termination of Recipient's employment from the Company or any Related Company, or within one year after the Delivery Date, whichever occurs latest, the Shares shall be forfeited and, if applicable, any profit or gain associated with the Shares shall be forfeited and repaid to the Company.

     Prohibited Activities are:

     (a) Non-Disparagement - making any statement, written or verbal, in any forum or media, or taking any action in disparagement of the Company or any Related Company or affiliate thereof, including but not limited to negative references to the Company or its products, services, corporate policies, or current or former officers or employees, customers, suppliers, or business partners or associates;

     (b) No Publicity - publishing any opinion, fact, or material, delivering any lecture or address, participating in the making of any film, radio broadcast or television transmission, or communicating with any representative of the media relating to confidential matters regarding the business or affairs of the Company which Recipient was involved with during Recipient's employment;

     (c) Non-Disclosure of Trade Secrets - failure to hold in confidence all Trade Secrets of the Company that came into Recipient's knowledge during Recipient's employment by the Company or any Related Company, or disclosing, publishing, or making use of at any time such Trade Secrets, where the term "Trade Secret" means any technical or non-technical data, formula, pattern, compilation, program, device, method, technique, drawing, process, financial data, financial plan, product plan, list of actual or potential customers or suppliers or other information similar to any of the foregoing, which (i) derives economic value, actual or potential, from not being generally known to and not being readily ascertainable by proper means by, other persons who can derive economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy;

     (d) Non-Disclosure of Confidential Information - failure to hold in confidence all Confidential Information of the Company that came into Recipient's knowledge during Recipient's employment by the Company or any Related Company, or disclosing, publishing, or making use of such Confidential Information, where the term "Confidential Information" means any data or information, other than Trade Secrets, that is valuable to the Company and not generally known to the public or to competitors of the Company;

     (e) Return of Materials - failure of Recipient, in the event of Recipient's termination of employment for any reason, promptly to deliver to the Company all memoranda,

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          notes, records, manuals or other documents, including all copies of such materials and all documentation prepared or produced in connection therewith, containing Trade Secrets or Confidential Information regarding the Company's business, whether made or compiled by Recipient or furnished to Recipient by virtue of Recipient's employment with the Company or a Related Company, or failure promptly to deliver to the Company all vehicles, computers, credit cards, telephones, handheld electronic devices, office equipment, and other property furnished to Recipient by virtue of Recipient's employment with the Company or a Related Company;

     (f) Non-Compete - rendering services for any organization which, or engaging directly or indirectly in any business which, in the sole judgment of the Compensation Committee or the Chief Executive Officer of the Company or any senior officer designated by the Compensation Committee, is or becomes competitive with the Company; or

     (g) Violation of Company Policies - violating any written policies of the Company or Recipient's employer applicable to Recipient, including without limitation the Company's insider trading policy.


6. If any of the terms of this Agreement may in the opinion of the Company conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, the Company reserves the right to modify this Agreement to be consistent with applicable laws or regulations.

7. Personal Data. The Recipient understands that his or her employer, the Company or a Related Company hold certain personal information about the Recipient, including but not limited to his or her name, home address, telephone number, date of birth, social security number, salary, nationality, job title, and details of all Shares awarded, cancelled, vested, unvested, or outstanding (the "personal data"). Certain personal data may also constitute "sensitive personal data" within the meaning of applicable local law. Such data include but are not limited to the information provided above and any changes thereto and other appropriate personal and financial data about the Recipient. The Recipient hereby provides explicit consent to the Company and any Related Company to process any such personal data and sensitive personal data. The Recipient also hereby provides explicit consent to the Company and any Related Company to transfer any such personal data and sensitive personal data outside the country in which the Recipient is employed, and to the United States. The legal persons for whom such personal data are intended are the Company and any broker company providing services to the Company in connection with the administration of the Plan. The Recipient has been informed of his or her right of access and correction to his or her personal data by applying to the person identified in paragraph 2.

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8.   Additional Consents. The Recipient consents to and acknowledges that:

     (a) the Plan is discretionary in nature and the Company can amend, cancel or terminate it at any time;

     (b) these awards and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or benefits in lieu of any awards, even if similar awards have been granted repeatedly in the past;

     (c) all determinations with respect to any such future awards, including, but not limited to, the times when awards are made, the number of Shares, and the performance and other conditions attached to the awards, will be at the sole discretion of the Company and/or the Compensation Committee;

     (d)  participation in this Plan or program is voluntary;

     (e) the value of the Shares and this award is an extraordinary item of compensation, which is outside the scope of the Recipient's employment contract, if any;

     (f) the Shares, this award, or any income derived therefrom are a potential bonus payment not paid in lieu of any cash salary compensation and not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, life or accident insurance benefits, pension or retirement benefits or similar payments;

     (g) in the event of involuntary termination of the Recipient's employment, the Recipient's eligibility to receive Shares or payments under this Agreement or the Plan, if any, will terminate effective as of the date that the Recipient is no longer actively employed regardless of any reasonable notice period mandated under local law, except as expressly provided in this Agreement;

     (h) the future value of the Shares is unknown and cannot be predicted with certainty;

     (i) (for individuals other than employees of the Company) the award has been made to the Recipient in his or her status as an employee of his or her employer and can in no event be understood or interpreted to mean that the Company is his or her employer or that he or she has an employment relationship with the Company;

     (j) no claim or entitlement to compensation or damages arises from the termination of this Agreement or diminution in value of the Shares and the Recipient

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          irrevocably releases the Company and his or her employer, if different from the Company, from any such claim that may arise;

     (k) participation in the Plan or this Agreement shall not create a right to further employment with the Recipient's employer and shall not interfere with the ability of the Recipient's employer to terminate the Recipient's employment relationship at any time, with or without cause;

     (l) the Plan and this Agreement set forth the entire understanding between the Recipient, the Company, and any Related Company regarding the acquisition of the Shares and supercedes all prior oral and written agreements pertaining to this award; and

     (m) if all or any part or application of the provisions of this Agreement are held or determined to be invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction in an action between Recipient and the Company, each and all of the other provisions of this Agreement shall remain in full force and effect.

9. Governing Law. This Agreement has been made in and shall be construed under and in accordance with the laws of the State of Georgia, USA.

10. Headings. Paragraph headings are included for convenience and shall not affect the meaning or interpretation of this Agreement.


                                        THE COCA-COLA COMPANY
                                        BY: THE COMPENSATION COMMITTEE

                                        ------------------------------------
                                        Authorized Signature




         I have read the above Agreement and hereby accept the above award under the terms and conditions of this Agreement and I agree to be bound thereby and by the actions of the Compensation Committee.



Recipient ___________________________

Date:_______________________________


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                                   STOCK POWER

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto The Coca-Cola Company (the "Company"), a Delaware corporation (FEIN 58-628465), __________ shares of the Common Stock of the Company, standing in my name on the books of the Company, represented by Certificate(s) No(s). __________________ herewith, and do hereby irrevocably constitute and appoint any officer or any duly authorized representative of the Company attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.


Dated:______________________

                                          -------------------------------




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